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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 26, 1999
                                                --------------------------------


                                GLAMIS GOLD LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                            British Columbia, Canada
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


     0-31986 (86-689)                                        None
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


5190 Neil Road, Suite 310, Reno, Nevada                         89502
-----------------------------------------                     ----------
(Address of principal executive officers)                     (Zip Code)


Registrant's telephone number, including area code      (775) 827-4600
                                                   -----------------------------


                                       n/a
          (Former name or former address, if changed since last report)


                            Exhibits follow Page 5


                               Page 1 of 43 Pages



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ITEM 2:  Issuance of Securities

On February 26, 1999, the Registrant completed the documents required for the acquisition (the "Acquisition) of 100% of the issued and outstanding common shares of Rayrock Resources Inc. ("Rayrock"), an Ontario corporation the shares of which were listed on The Toronto Stock Exchange. On March 2, 1999, the last of the regulatory requirements were completed and the Acquisition was effected. The consideration paid by the Registrant for the Acquisition was the issuance of 29,277,820 common shares of the Registrant (the "Shares") and the payment of Cdn.$52,883,007 in cash to the shareholders of Rayrock. The cash portion of the consideration paid came from the Registrant's working capital. As part of the Acquisition, share purchase options in respect of 1,649,500 common shares of Rayrock were exchanged for share purchase options (the "Replacement Options") providing for the right to acquire 4,470,145 common shares of the Registrant. Also as part of the Acquisition, the Registrant issued 857,780 share appreciation rights in exchange for 316,524 Rayrock share appreciation rights.

The Acquisition was carried out through an arrangement pursuant to section 182 of the Business Corporations Act (Ontario) (the "Arrangement"). Under the Arrangement, shareholders of Rayrock were entitled to receive in exchange for each common share of Rayrock held, either:

         (a) 2.4 Shares (the "All Share Consideration"); or

         (b) 1.6 Shares and Cdn.$3.00 (the "Cash/Share Consideration").

Each holder of Rayrock common shares was deemed to elect to receive the All Share Consideration unless they made a proper election to receive the Cash/Share Consideration. No fractional Shares were issued under the Acquisition. A holder of common shares of Rayrock who was entitled to receive a fractional Share received cash in lieu thereof based on a whole Share being valued at Cdn.$3.75.

The Acquisition was made pursuant to a letter agreement dated November 19, 1998, as amended by the Amending Agreement dated January 23, 1999, both of which were superseded by an Arrangement Agreement made as of January 25, 1999. The terms of the Acquisition were determined through negotiations between the Registrant and Rayrock. Prior to the closing of the Acquisition the companies had no common directors, officers or controlling shareholders. The fairness of the terms of the Acquisition to the Rayrock security holders was ruled upon by the Ontario Court (General Division). The acquisition has been accounted for as an acquisition of Rayrock by the Registrant.

The Shares and Replacement Options were not registered under the United States Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from the registration requirements of the Securities Act provided by
Section 3(a)(10) thereof.

Rayrock has interests in three open-pit gold mines in Nevada. As well, Rayrock has interests in the exploration, mining, production and sale of copper in Northern Chile through a wholly-owned subsidiary that currently holds the producing Ivan Copper Mine and the Sierra Valenzula copper property. The Registrant intends to continue the exploration and development of the mineral interests held by Rayrock.




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                                      -3-


ITEM 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of the Business Acquired

                  The required financial information with respect to Rayrock is not available as of the date of this Current Report on Form 8-K. The financial information will be filed as soon as practicable and not later than 60 days from the date on which this Form 8-K must be filed in accordance with paragraph 4 of
                  Item 7(a) of Form 8-K.

         (b)      Pro Forma Financial Information

                  The required pro forma financial information with respect to the Acquisition is not available at the date of this Current Report on Form 8-K. The financial information will be filed as soon as practicable and not later than 60 days from the date on which this Form 8-K must be filed in accordance with paragraph 4 of Item 7(b) of Form 8-K.

         (c)      Exhibits

                  10.51 Arrangement Agreement between the registrant and Rayrock Resources Inc. made as of January 25, 1999.

                  99.1     Press Release dated March 1, 1999.



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                                      -4-



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    GLAMIS GOLD LTD.
                                    --------------------------------------------
                                    (Registrant)


March 10, 1999                      /s/ Daniel J. Forbush
                                    --------------------------------------------
                                    Daniel J. Forbush
                                    Secretary, Treasurer and Chief Financial
                                    Officer



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                                      -5-


                                  EXHIBIT INDEX

EXHIBIT
-------

10.51         Arrangement Agreement between
              the Registrant and Rayrock Resources Inc. made as of January 25, 1999.

99.1          Press Release dated March 1, 1999.
